DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Rodman & Renshaw Annual Global Investment Conference

September 2014

Safe Harbor

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the third quarter and full year of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2014 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Dot Hill at a Glance

NASDAQ: HILL
- 30 years in business
- Public since 2000

Extensive Deployments
- Over **650,000** systems installed to date
- 99.999% field uptime

Proven OEM Supplier
- Trusted Server OEM Supplier

lenovo, AMD, Tektronix, SAMSUNG, TERADATA, MOTOROLA, hp

✓ Embedded Solution Provider

Worldwide Presence
- 320 employees*
- HQ: Longmont, CO
- Tech development centers
  - Colorado and Minnesota
  - Hyderabad, India

Innovative IP
- Strong patent portfolio
- 9th generation RAID
- IP across platforms, software & systems
- 120 Patents & Patents Pending

PROVEN COMPANY → SOUND TECHNOLOGY → SOLID PARTNER

* Plus 65 Full Time Dedicated Equivalent contractors in Hyderabad, India doing test and sustaining engineering work

Dot Hill Investment Highlights

Revenue Growth with Strong EPS Accretion

Solid investment fundamentals

- Favorable industry and competitive dynamics
- Proven Technology and Product Reliability
- Stable customer base with long term relationships
- $0.70 net cash per share (as of 06/30/14), $2.94 EV per share, 0.85 EV X TTM (as of 9/2/14)

Executing to drive acceleration of other business and EPS growth

- Focusing on high growth, higher margin Vertical Markets (growing approximately 40% annually)
- Increasing available market by 2.5X with new midrange products with industry-leading price performance in entry-level and midrange

Exploiting external catalysts

Technology Innovation
- Product cycles are driving OEMs to re-evaluate partnerships NOW!

Data Explosion
- 95% of data saved was created within last 2 years

Reduced Competition
- Industry consolidation has created opportunities in both OEM and channel

Very stable Core Server OEM business, with operating leverage upside and a solid balance sheet

Data Growth Facts

- **The "Digital Universe“ will continue to explode**
  - Each day, our society creates 2.5 quintillion bytes of data[1] growing to 40ZB by 2020[2]
  - Driven by the explosion in mobile devices, apps, social media, and the Internet of Things
- **New Data Intensive Applications**
  - Over the next three years, 80% of the new "killer apps" emerging on the 3rd Platform will be "data intensive“[2]


Quantity of global digital data
2020
40 ZB
2015
7.91 ZB
2012
2.72 ZB
2010
1,23 ZB
5,247 GB
of data for every person on the planet
40%
of this information will require some kind of data protection.
Source: Data Center Journal, 2013

- **Hybrid Storage (SSD +HDD) Poised for Rapid Growth**
  - Market to reach $14.3 billion by 2017, representing 45% of the overall external enterprise storage systems market[3]
  - Hybrid external storage system capacity will grow at a 64.1% CAGR for 2012– 2017[3]

[1]Source: Datanami 2014
[2]Source: IDC "Predictions 2014: Battles for Dominance — and Survival — on the 3rd Platform" Doc # 244606 Dec 2013
[3]Source: IDC "Worldwide Hybrid External Enterprise Storage Systems 2013–2017 Forecast" Doc # 245117 Dec 2013

Selected Financial Information

3-Year Stock Price: HILL

YTD 2014	3 Mos.	1 Yr	3-Yr
3.6%	-16.3%	45.4%	125.2%



$6
$5
$4
$3
$2
$1
$0
2011
2012
2013
2014

Stock Information (NASDAQ: HILL)

Closing Price @ 9/2/14	$3.85
52 Week High	$6.06
52 Week Low	$2.041
Market Cap	$232.45M
Avg Volume (3m)	453,838
Shares Outstanding	60.3M

Non-GAAP Income Statement

	2013	% Change vs 2012
Revenue (M)	$208.7	+6.1%
Gross Margin (%)	32.8%	+4.9 pts
Opex (M)	$57.8	0.0%
Operating Income (%)	5.1%	+6.9 pts
EPS	$0.18	+$0.24

Balance Sheet as of 6/30/14 ($M)

Cash & Cash Equivalents	42.2
Accounts Receivable	32.8
Inventories	7.5
Accounts Payable	24.1
Net Working Capital	47.3

Net Working Capital = Current Assets – Current Liabilities

Key Financial Metrics (2011 – 2013)

Non-GAAP Revenue ($M)



196.8
196.7
208.7
37.8
51.2
71.8
159.0
145.5
136.9
2011
2012
2013
Server OEM
Vertical Markets

OpEx ($M) / Gross Margin (%)



60
55
50
45
40
35
30
25
34%
32%
30%
28%
26%
24%
22%
20%
48.8
57.8
57.8
2011
2012
2013
OpEx
Gross Margin

Operating Margin ($M and %)



$12
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
2011
2012
2013
Operating Margin
Operating Margin %

Net Working Capital ($M)



55
50
45
40
35
30
Q2'11
Q1'12
Q1'13
Q2'14

Net Working Capital = Current Assets – Current Liabilities

Dot Hill Leader in the IP Landscape



MDB Patent Portfolio Tech Score*
NetApp
EMC
Oracle
Dell
Intel
IBM
HP
LSI
0.75
0.85
0.95
1.05
1.15
1.25
Source: MDB Capital Group (December 2013)



Companies with Most Inbound Citations
IBM
Hitachi
EMC
Cypress Semi
LSI
NetApp
Dell
CommVault
HP
0
100
200
300
400
Source: MDB Capital Group (December 2013)



Average Issued U.S. Patent Score (ipCG Scoring Analysis)
34
Silicon Graphics
NetApp
Dell
Cisco
FalconStor
Intel
Xyratex
Hitachi
Invensys
EMC
Oracle
IBM
Lenovo
Fujitsu
LSI
Source: ipCapital Group, Inc. (September 2011)

*The Tech Score is a perspective on the quality and relevance of a company's IP portfolio.

- Patent portfolio rated strongest by MDB Capital and iPCapital Group in terms of quality and relevance
- Highest number of citations by others of any storage company

Industry Consolidation Expands Market Opportunity



Primary Market Access Channel
Direct
OEM
3PAR 10X
ISILON SYSTEMS 12.7X
XIV NM $300M
IBRIX
EXANET
LeftHand NETWORKS 4.9X
Polyserve
datadomain 6X
EQUALLOGIC Simplifying Networked Storage 12.3X
pillar DATA SYSTEMS
compellent 5.5X
COPAN
BLUEARC 6.5X
engenio 0.7X
NEXSAN 1.5X
tms Texas Memory Systems, Inc.
NEXGEN STORAGE 12+X
VIRIDENT 12X
WHIPTAIL 12+X
PROMISE TECHNOLOGY, INC.
Infortrend
active STORAGE
dot HILL
xyratex
2007
2008
2009
2010
2011
2012
2013

A.BX Estimated Acquisition Enterprise Value as Multiple of Last 12 Months Revenue

Dot Hill Business Model


Dot Hill Systems
M & E
Wireless Telco
Under Construction
Big Data Analytics
Oil & Gas
Server OEMs

- The Server OEM business forms the foundation for the company, through scale and market and technology validation
- Vertical Markets leverage the Server OEM foundation into higher growth, higher margin and "stickier" revenue streams

Comparison: Server OEM vs. Vertical Markets

	Server OEM	Vertical Markets
Financial Model	▪ Medium-Term Growth: Flat to + or -5% ▪ Revenue influenced by economic and secular factors ▪ Corporate IT Infrastructure ▪ Lower margins vs. Vertical Markets	▪ Medium-Term Growth: est. 40 – 50% ▪ Hi-growth selected markets: M&E, Telco, Big Data, and Oil & Gas ▪ Revenue Generating Products ▪ Margins about 1.5X vs. Server OEM
Competition	▪ Internal R&D teams "Not Invented Here" (NIH) ▪ Little external competition	▪ No internal competition or "Not Invented Here" (NIH) ▪ Little external competition
Sales Cycle	▪ Ramp 3-12 months from launch ▪ Server lead sale ▪ Typical relationship 3 to 10+ years	▪ Ramp 6-24 months from launch ▪ Solutions embedded sales ▪ Typical relationship 5 to 15+ years
Product Differentiation	▪ First-to-market technology and features ▪ Generally entry-level products ▪ Cost	▪ Generally midrange products ▪ Products designed for "randomized sequential workloads" ▪ "Autonomic Tiering" reduces costs and boosts throughput

Server OEM Segment

Financial Summary

	TTM (as of 6/30/14)	% Change vs. Prior TTM
Revenue (M)	$130.4	-1.6%
Gross Margin (%	26.6%	+1.0 pts
Contribution Margin (M)	$32.6	2.0%
Contribution Margin (%)	25.0%	+0.9 pts

Year-Over-Year Revenue Change (%)



30%
20%
10%
0%
-10%
-20%
-30%
-40%
Q2'11
Q1'12
Q1'13
Q2'14

Contribution Margin ($M)



36.5
35.2
35.8
2011
2012
2013

Non-HP Server OEM Revenue ($M)



4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Q2'11
Q1'12
Q1'13
Q2'14

TTM = Trailing Twelve Months

Server OEM Segment: Hewlett Packard


STRONG
FOUNDATION

- Entry level market share leader, shipping 4th generation of Dot Hill based products
- 270,000 systems shipped
- First- to-market advantage with 16Gb Fibre Channel products
- Complete refresh of entry-level offerings with three product launches over the past three quarters
- Could benefit from the Lenovo-IBM transaction

2014 Strategic Initiatives

Strategic Intent: Capitalize on storage industry consolidation and Dot Hill's core Server OEM business to grow the top-line and create operating leverage



CONTINUED GROWTH IN VERTICAL MARKETS

- Focus on high-growth Telecommunications, Media/Entertainment, Big Data, Oil and Gas and Digital Image markets
- "Stickier" and higher margin revenue compared to server OEM revenues
- 2Q 2014 TTM revenue increased 37% over prior TTM



EXPAND INTO MIDRANGE PRODUCTS

- AssuredSAN Series 4000 & Pro Series 5000 products introduced in August 2012 with best-in-class Real Time Tiering increased Total Available Market by 2.5X
- Potential for gross margin % accretion, particularly with software-based features
- Most new wins based on Series 4000 and 5000 products

Broad Product Family


4U56 LFF NEBS
2U24 SFF NEBS
2U48 SFF
2U12 LFF NEBS

With a Range of Differentiated Features in REALStor


Real-Time Autonomic Tiering
Thin Provisioning
Ease of Use
RealStor
Advanced Copy Services
Read Flash Cache
Rapid Rebuilds

Vertical Markets Focus to Drive Growth

dot HILL®

Identified vertical markets based on potential storage revenue demand, margin and Dot Hill differentiation.

Telco	Media & Entertainment	Big Data/ Data Analytics	Oil & Gas	Geospatial
				
TAM: $2.0B	TAM: $1.0B	TAM: $2.0B	TAM: $0.5B	TAM: $0.5B
nsn, SAMSUNG, ERICSSON, MOTOROLA	technicolor, Quantum, AUTODESK, CONCURRENT, Imagine COMMUNICATIONS	TERADATA, YarcData, INFOBRIGHT, splunk	CGG Passion for Geoscience, HALLIBURTON, Schlumberger	DigitalGlobe, Trimble, INTERGRAPH

Estimated embedded/vertical TAMs derived from multiple sources

Vertical Markets Focus to Drive Growth

dot HILL®

KONICA MINOLTA, TOSHIBA Leading Innovation, AGFA HealthCare, McKESSON

BOSCH, Johnson Controls, NICE, Honeywell

CRAY THE SUPERCOMPUTER COMPANY, sgi, Penguin Computing, Cirrascale

SAIC, BAE SYSTEMS, NORTHROP GRUMMAN, Raytheon

PANDORA, HIGHTAIL, NETFLIX, rackspace

Health Care	Video Surveillance	High Performance Computing	Federal System Integrators	CSP/OFS
				
TAM: $1.0B	TAM: $1.5B	TAM: $1.5B	TAM: $3.0B	TAM: $2.0B

Cloud
Compute
Network
Storage
Management

The common profile is **randomized sequential workloads**

Estimated embedded/vertical TAMs derived from multiple sources

Vertical Markets Focus to Drive Growth

Identified vertical markets based on potential storage revenue demand, margin and Dot Hill differentiation.

Telco



TAM: $2.0B

Media & Entertainment



TAM: $1.0B

Big Data/ Data Analytics



TAM: $2.0B

Oil & Gas



TAM: $0.5B

Geospatial



TAM: $0.5B

Health Care



TAM: $1.0B

Video Surveillance



TAM: $1.5B

High Performance Computing



TAM: $1.5B

Federal System Integrators



TAM: $3.0B

CSP/OFS


Compute
Network
Cloud
Storage
Management

TAM: $2.0B

The common profile is <u>**randomized sequential workloads**</u>

Estimated embedded/vertical TAMs derived from multiple sources

Vertical Markets Segment

Non-GAAP Financial Summary

	TTM (as of 6/30/14)	% Change vs. Prior TTM
Revenue (M)	$79.5	+37.1%
Gross Margin (%)	43.1%	+1.6 pts
Contribution Margin (M)	$25.0	+66.2%
Contribution Margin (%)	31.4%	+5.5 pts

Year-Over-Year Revenue Change (%)



150%
130%
110%
90%
70%
50%
30%
10%
-10%
-30%
Q2'11
Q1'12
Q1'13
Q2'14

Growth in Vertical Markets ($M)



37.8
51.2
71.8
100
+35%
+40%
+39%
2011
2012
2013
2014E

2014 based on guidance as of August 7, 2014

Contribution Margin ($M)



4.9
8.2
22.0
2011
2012
2013

Vertical Market Profile: Telco


Global Handset Data Traffic
Petabytes
25,000.0
20,000.0
15,000.0
10,000.0
5,000.0
0.0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Other
Games & Applications
Video
Music
Browsing
Source: Strategy Analytics, Handset Data Traffic (2001-2017)

What is Enabling Data Growth?

- Proliferation of mobile devices
  - Global handsets data to grow to 21 Exabytes by 2017[1]
- Enhancement of network bandwidth
  - Over 1.2B subscribers with 4G by 2018[2]
- Increase in "large file size" data (e.g. video, music, gaming)

[1]Source: Strategy Analytics

Dot Hill Solutions

Indexing

- Nokia Solutions (Verizon) MSA Store Application (MSA) enables users to access their data (texts, email, photos, video, etc.) on multiple devices. Dot Hill storage is used to create a "catalog or index" user-specific data that is stored in the wireless network provider's private cloud.

Network Management

- Tektronix embeds Dot Hill AssuredSAN products into their "Data Probe" solution – a "DVR" to capture and analyze network traffic to enable analytics around bottlenecks, performance, security, etc.

verizon

MOTOROLA

nsn

Tektronix

ERICSSON

Vertical Market Profile: Big Data Analytics


Big data growth
Big data market is estimated to grow 45% annually to reach $25 billion by 2015
Growth of Global data - Zettabytes
Zettabyte = one million petabytes
40
30
20
10
0
2009
2011
2015
2020
2010 Stored data* - Petabytes
Petabyte - one quadrillion (short scale) bytes
4000
3000
2000
1000
0
North America
Europe
Japan
China
Middle East
India
South America
*greater than
Sources: Nasscom -CRISIL GR&A analysis
REUTERS

What is Enabling Big Data Analytics growth?

- Explosion of unstructured "rich" social media
- Security, including biometrics, correlation of log data for real-time malicious activity monitoring
- Predictive analytics using facial recognition and wearable internet devices (e.g. enables retailer to greet incoming customers)

Dot Hill Solutions

Teradata Integrated Big Data Platform 1700

- Business analytics on large, deep detailed data that leverages Teradata's leading-edge technologies
- Dot Hill AssuredSAN 4000 provides 229TB per cabinet
  - Scalable to 117 petabytes across multiple cabinets
  - Powerful and purpose-built for analytics on extremely large data
  - Cost-effective storage with the lowest cost/capacity in Teradata Platform Family

TERADATA.



Vertical Market Profile: Media & Entertainment


Capacity for
1 hour video
25X
1.08 TB
4.3 TB
8.6 TB
13.8 TB
27.6 TB
Traditional
4K Projection
S3D
HDR
HFR

What is Enabling Data Growth

New technologies are increasing video storage requirements by up to 25 times

- 4K and higher resolutions
- Stereoscopic 3D
- Increasing Dynamic Range
- Increasing Frame Rate

Dot Hill Solutions

Post Production:

Dot Hill storage provides predictable multiple 4K streams of video for Autodesk video editing and content creation application software

Broadcast & Streaming Video:

Concurrent Computer Corporation relies on Dot Hill storage to provide performance, reliability and capacity to deliver seamless video via a wide range of delivery systems and formats.

AUTODESK.
concurrent
Quantum.
technicolor
Imagine COMMUNICATIONS.

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Financials and Business Model

About Non-GAAP Financial Measures and Segment Reporting

Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q3'14 and Full Year 2014 Non-GAAP Guidance

dot HILL®

3rd Quarter 2014

		YoY Change at midpoints	QoQ Change at midpoints
Revenue ($M)	$50 - $58	+2.1%	+11.6%
EPS $	$0.01 - $0.06	-0.015	+.015

Full Year 2014

		Annual Change at midpoints	
Revenue (M)	≈ $220M	+5.4%	Project greater back half growth
Gross Margin	32% - 33%	Flat	
Operating Expenses (M)	$61 - $62M	+3.7M	Invest in R&D and Sales
EPS $	≈ $0.18	Flat	

Medium Term Business Goals

	2013	2014 Guidance	Medium-Term Outlook
Revenue ($M)			
Server OEM	$136.9	$120	+/- 5%*
Vertical Markets	$71.8	$100	+ 40 – 50%*
TOTAL	$208.7	$220	+14 – 18%*
Gross Margin (%)	32.8%	32 – 33%	32 – 33%
Operating Expenses ($M)	$57.8	$61 - $62	+4–8%*
Operating Income (%)	5.1%	5.1%	8 – 12%
EPS	$0.18	$0.18	

* CAGR relative to 2013 over Planning Horizon

Investment Highlights



Quantity of global digital data
2020
40 ZB
2015
7.91 ZB
2012
2.72 ZB
5,247 GB
of data for every person on the planet
40%
of this information will require some kind of data protection.

- **Exploiting External Catalysts**
  - Explosion in data growth
  - Diminished competitive landscape



Growth in Vertical Markets ($M)
37.8
51.2
71.8
100
+35%
+40%
+39%
2011
2012
2013
2014E
2014 based on guidance as of August 7, 2014

- **Vertical Markets Strategy**
  - Margins 1.5X higher than core Server OEM segment
  - Expecting 40-50% revenue growth over medium term



Non-GAAP Revenue ($M)
225
150
75
0
196.8
196.7
208.7
37.8
51.2
71.8
159.0
145.5
136.9
2011
2012
2013
Server OEM
Vertical Markets

- **Delivering Improved Financial Performance**
  - Operating leverage expected to create 20-30% incremental margin
  - Targeting 8-12% operating margin over medium term

2014 Outlook



- Expect revenue to be more back-end loaded vs. prior years



- Four customers/prospects prepare for major product launches
  - Launching our new Ultra48 array into their mainstream midrange family of products
  - Introducing a new high end NEBS Level 3 Dot Hill storage system to their service provider customers
  - Adding our feature rich RealStor firmware to their line-up, which should boost revenue and margin from this customer
  - Begin rolling out new Dot Hill based products worldwide


earnings

- Reiterate medium-term outlook

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Appendix I: Reconciliation of GAAP to Non-GAAP Financial Measures

About Non-GAAP Financial Measures and Segment Reporting

Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q2'14 Non-GAAP Segment Financial Results

	Q2'14	Q2'13	Q1'14	YoY Change	QoQ Change
REVENUE ($M)					
Total Server OEM	$ 27.7	$ 30.0	$ 26.5	-7.6%	4.4%
Total Vertical Markets	$ 20.8	$ 21.3	$ 22.4	-2.5%	-7.1%
Total Net Revenue	$ 48.4	$ 51.2	$ 48.9	-5.5%	-0.9%
GROSS PROFIT ($M)					
Total Server OEM	$ 7.2	$ 8.6	$ 6.5	-16.4%	10.8%
Total Vertical Markets	$ 9.3	$ 9.2	$ 9.7	0.9%	-4.5%
Total Gross Profit	$ 16.4	$ 17.8	$ 16.2	-7.4%	1.6%
GROSS MARGIN (%)					
Total Server OEM	25.9%	28.6%	24.4%	-270 bps	+150 bps
Total Vertical Markets	44.7%	43.2%	43.4%	+150 bps	+120 bps
Gross Margin %	33.9%	34.7%	33.1%	-70 bps	+80 bps
SALES & MARKETING ($M)					
Total Server OEM	$ 0.5	$ 0.6	$ 0.5	-6.8%	13.5%
Total Vertical Markets	$ 2.4	$ 2.0	$ 2.2	23.9%	10.5%
Corporate	$ 0.8	$ 0.6	$ 0.5	33.2%	52.1%
Total Sales & Marketing	$ 3.7	$ 3.1	$ 3.2	20.2%	17.7%

Q2'14 Non-GAAP Segment Financial Results

	Q2'14	Q2'13	Q1'14	YoY Change	QoQ Change
CONTRIBUTION MARGIN ($M)					
Total Server OEM	$ 6.6	$ 8.0	$ 6.0	-17.0%	10.5%
Total Vertical Markets	$ 6.8	$ 7.2	$ 7.5	-5.4%	-8.9%
Corporate	$ (0.8)	$ (0.6)	$ (0.5)	33.2%	52.1%
Total Contribution Margin	$ 12.7	$ 14.6	$ 13.0	-13.3%	-2.3%
CONTRIBUTION MARGIN (%)					
Total Server OEM	24.0%	26.7%	22.7%	-270 bps	+130 bps
Total Vertical Markets	33.0%	34.0%	33.6%	-100 bps	-60 bps
Contribution Margin %	26.2%	28.6%	26.6%	-240 bps	-40 bps
CORPORATE EXPENSES ($M)					
Research and Development	$ 9.0	$ 8.7	$ 9.2	3.2%	-2.0%
General and Administrative	$ 2.4	$ 2.4	$ 2.8	-1.9%	-15.0%
Total Corporate Expenses	$ 11.4	$ 11.1	$ 12.0	2.1%	-5.0%
OPERATING INCOME (LOSS)($M)					
Total Server OEM	$ 6.6	$ 8.0	$ 6.0	-17.0%	10.5%
Total Vertical Markets	$ 6.8	$ 7.2	$ 7.5	-5.4%	-8.9%
Corporate	$ (12.2)	$ (11.7)	$ (12.5)	3.7%	-2.7%
Total Operating Income	$ 1.3	$ 3.5	$ 1.0	-62.1%	29.0%

Q2'14 GAAP to Non-GAAP Revenue Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
GAAP net revenue from continuing operations	$ 50,683	$ 48,207	$ 48,222
GAAP revenue from discontinued operations	2	-	-
GAAP net revenue from continuing and discontinued operations	$ 50,685	$ 48,207	$ 48,222
AssuredUVS revenue	(2)	-	-
Long-term software contract royalties	550	653	203
Non-GAAP net revenue	$ 51,233	$ 48,860	$ 48,425

Q2'14 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %)

dot HILL®

	Q2'13	Q1'14	Q2'14
GAAP gross profit from continuing operations	$ 17,007	$ 15,265	$ 16,023
GAAP gross margin % from continuing operations	*33.6%*	*31.7%*	*33.2%*
GAAP gross profit (loss) from discontinued operations	(9)	-	-
GAAP gross profit from continuing and discontinued operations	$ 16,998	$ 15,265	$ 16,023
GAAP gross margin % from continuing and discontinued operations	*33.5%*	*31.7%*	*33.2%*
Stock-based compensation	83	64	95
Severance costs	-	73	2
Power supply component failures	32	-	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Non-GAAP gross profit	$ 17,761	$ 16,178	$ 16,440
Non-GAAP gross margin %	*34.7%*	*33.1%*	*33.9%*

Q2'14 GAAP to Non-GAAP Operating Expenses Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
GAAP operating expenses from continuing operations	$ 14,862	$ 15,668	$ 16,034
GAAP operating expenses from discontinued operations	3	-	-
GAAP operating expenses from continuing and discontinued operations	$ 14,865	$ 15,668	$ 16,034
Currency (loss) gain	(18)	73	28
Stock-based compensation	(606)	(514)	(959)
AssuredUVS expenses	(5)	-	-
Long-term software contract deferred costs	6	-	-
Restructuring recoveries	-	-	-
Legal fees related to power supply component failure	(1)	-	-
Severance costs	-	(83)	-
Non-GAAP operating expenses	$ 14,241	$ 15,144	$ 15,103

Q2'14 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
GAAP net income (loss) from continuing operations	$ 2,089	$ (412)	$ (78)
GAAP net loss from discontinued operations	(12)	-	-
GAAP net income (loss) from continuing and discontinued operations	$ 2,077	$ (412)	$ (78)
Currency loss (gain)	18	(73)	(28)
Stock-based compensation	689	578	1,054
Restructuring recoveries	-	-	-
Power supply component failures	33	-	-
AssuredUVS expenses	16	-	-
AssuredUVS revenue	(2)	-	-
Other income	-	(10)	(17)
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Long-term software contract deferred costs	(6)	-	-
Severance costs	-	156	2
Non-GAAP net income	$ 3,464	$ 1,015	$ 1,253

Q2'14 GAAP to Non-GAAP EPS (LPS) Reconciliation

	Q2'13	Q1'14	Q2'14
GAAP income (loss) per share from continuing operations	$ 0.04	$ (0.01)	$ (0.00)
GAAP loss per share from discontinued operations	(0.00)	-	-
GAAP income (loss) per share from continuing and discontinued operations*	$ 0.04	$ (0.01)	$ (0.00)
Currency loss	0.00	(0.00)	(0.00)
Stock-based compensation	0.01	0.01	0.02
Power supply component failures	0.00	-	-
AssuredUVS expenses	0.00	-	-
Long-term software contract royalties	0.01	0.01	0.00
Long-term software contract costs	0.00	0.00	0.00
Long-term software contract deferred costs	(0.00)	-	-
Other adjustments	-	0.01	-
Non-GAAP income per share*	$ 0.06	$ 0.02	$ 0.02
Weighted average shares used to calculate income per share:			
Basic	58,384	59,678	60,159
Diluted	58,797	63,912	63,806

* Per share data may not always add to the total for the period because each figure is independently calculated.

Q2'14 Cash Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Cash	$ 40,297	$ 40,322	$ 42,196
Credit facility borrowings	2,100	-	-
Cash net of credit facility borrrowings	$ 38,197	$ 40,322	$ 42,196

Q2'14 GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Server OEM GAAP net revenue from continuing operations	$ 29,400	$ 25,854	$ 27,463
Long-term software contract royalties	550	653	203
Server OEM non-GAAP net revenue	$ 29,950	$ 26,507	$ 27,666
Server OEM GAAP gross profit from continuing operations	$ 7,843	$ 5,604	$ 6,783
Server OEM GAAP gross margin % from continuing operations	*26.7%*	*21.7%*	*24.7%*
Stock-based compensation	52	41	59
Severance costs	-	47	2
Power supply component failures	32	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Server OEM non-GAAP gross profit	$ 8,566	$ 6,468	$ 7,164
Server OEM non-GAAP gross margin %	*28.6%*	*24.4%*	*25.9%*

Q2'14 GAAP to Non-GAAP Server OEM Reconciliation ($K) *(continued)*

	Q2'13	Q1'14	Q2'14
Server OEM GAAP sales and marketing expenses from continuing operations	$ 573	$ 482	$ 541
Server OEM GAAP contribution margin from continuing operations	$ 7,270	$ 5,122	$ 6,242
Server OEM GAAP contribution margin % from continuing operations	*24.7%*	*19.8%*	*22.7%*
Stock-based compensation	(15)	(15)	(21)
Severance costs	-	(9)	-
Server OEM non-GAAP sales and marketing expenses	$ 558	$ 458	$ 520
Server OEM non-GAAP contribution margin	$ 8,008	$ 6,010	$ 6,644
Server OEM non-GAAP contribution margin %	*26.7%*	*22.7%*	*24.0%*
Server OEM GAAP operating income for continuing operations	$ 7,270	$ 5,122	$ 6,242
Stock-based compensation	67	56	80
Severance costs	-	56	2
Power supply component failures	32	-	-
Long-term software contract royalties	550	653	203
Long-term software contract costs	89	123	117
Server OEM non-GAAP operating income	$ 8,008	$ 6,010	$ 6,644

Q2'14 GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Vertical Markets GAAP net revenue from continuing operations	$ 21,283	$ 22,353	$ 20,759
GAAP Revenue from discontinued operations	2	-	-
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 21,285	$ 22,353	$ 20,759
AssuredUVS revenue	(2)	-	-
Vertical Markets non-GAAP net revenue	$ 21,283	$ 22,353	$ 20,759
Vertical Markets GAAP gross profit from continuing operations	$ 9,164	$ 9,661	$ 9,240
Vertical Markets GAAP gross margin % from continuing operations	*43.1%*	*43.2%*	*44.5%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	(9)	-	-
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 9,155	$ 9,661	$ 9,240
Vertical Markets GAAP gross margin % from continuing and discontinued operations	*43.0%*	*43.2%*	*44.5%*
Stock-based compensation	31	23	36
Severance costs	-	26	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Vertical Markets non-GAAP gross profit	$ 9,195	$ 9,710	$ 9,276
Vertical Markets non-GAAP gross margin %	*43.2%*	*43.4%*	*44.7%*

Q2'14 GAAP to Non-GAAP Vertical Markets Reconciliation ($K) *(continued)*

	Q2'13	Q1'14	Q2'14
Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 1,996	$ 2,254	$ 2,478
Vertical Markets GAAP contribution margin from continuing operations	$ 7,168	$ 7,407	$ 6,762
Vertical Markets GAAP contribution margin % from continuing operations	*33.7%*	*33.1%*	*32.6%*
Stock-based compensation	(33)	(33)	(45)
Severance costs	-	(19)	-
Vertical Markets non-GAAP sales and marketing expenses	$ 1,963	$ 2,202	$ 2,433
Vertical Markets non-GAAP contribution margin	$ 7,232	$ 7,508	$ 6,843
Vertical Markets non-GAAP contribution margin %	*34.0%*	*33.6%*	*33.0%*
Vertical Markets GAAP operating income for continuing operations	$ 7,168	$ 7,407	$ 6,762
Vertical Markets GAAP operating loss for discontinued operations	(9)	-	-
Vertical Markets GAAP operating income for continuing and discontinued operations	$ 7,159	$ 7,407	$ 6,762
Stock-based compensation	64	56	81
Severance costs	-	45	-
AssuredUVS revenue	(2)	-	-
AssuredUVS expenses	11	-	-
Vertical Markets non-GAAP operating income	$ 7,232	$ 7,508	$ 6,843

Q2'14 GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

	Q2'13	Q1'14	Q2'14
Corporate GAAP sales and marketing expenses from continuing operations	$ 618	$ 558	$ 824
Corporate GAAP contribution margin from continuing operations	$ (618)	$ (558)	$ (824)
Stock-based compensation	(24)	(24)	(33)
Severance costs	-	(14)	-
Corporate non-GAAP sales and marketing expenses	$ 594	$ 520	$ 791
Corporate non-GAAP contribution margin	$ (594)	$ (520)	$ (791)
Corporate GAAP research and development expenses from continuing operations	$ 8,908	$ 9,476	$ 9,340
Stock-based compensation	(203)	(260)	(347)
Long-term software contract deferred costs	6	-	-
Severance costs	-	(40)	-
Corporate non-GAAP research and development expenses	$ 8,711	$ 9,176	$ 8,993

Q2'14 GAAP to Non-GAAP Corporate Segment Reconciliation ($K) *(continued)*

	Q2'13	Q1'14	Q2'14
Corporate GAAP general and administrative expenses from continuing operations	$ 2,767	$ 2,898	$ 2,851
Corporate GAAP general and administrative expenses from discontinued operations	3	-	-
Corporate GAAP general and administrative expenses from continuing and discontinued operations	$ 2,770	$ 2,898	$ 2,851
Currency (loss) gain	(18)	73	28
Stock-based compensation	(331)	(182)	(513)
AssuredUVS expenses	(5)	-	-
Legal fees related to power supply component failure	(1)	-	-
Severance costs	-	(1)	-
Corporate non-GAAP general and administrative expenses	$ 2,415	$ 2,788	$ 2,366
Corporate GAAP operating loss from continuing operations	$ (12,293)	$ (12,932)	$ (13,015)
Corporate GAAP operating loss from discontinued operations	(3)	-	-
Corporate GAAP operating loss from continuing and discontinued operations	$ (12,296)	$ (12,932)	$ (13,015)
Currency loss (gain)	18	(73)	(28)
Stock-based compensation	558	466	893
AssuredUVS expenses	5	-	-
Long-term software contract deferred costs	(6)	-	-
Legal fees related to power supply component failure	1	-	-
Severance costs	-	55	-
Corporate non-GAAP operating loss	$ (11,720)	$ (12,484)	$ (12,150)

Trailing 12 Months GAAP to Non-GAAP Net Revenue Reconciliation ($K)

	Q3'12 – Q2'13	Q3'13 - Q2'14
Total GAAP net revenue from continuing operations	$ 187,405	$ 207,831
GAAP revenue from discontinued operations	176	28
Total GAAP net revenue, from continuing and discontinued operations	$ 187,581	$ 207,859
AssuredUVS revenue	(176)	(28)
Long-term software contract royalties	3,092	2,084
Total non-GAAP net revenue	$ 190,497	$ 209,915
Server OEM GAAP net revenue from continuing operations	$ 129,414	$ 128,332
Long-term software contract royalties	3,092	2,084
Server OEM non-GAAP net revenue	$ 132,506	$ 130,416
Vertical Markets GAAP net revenue from continuing operations	$ 57,991	$ 79,499
GAAP revenue from discontinued operations	176	28
Vertical Markets GAAP net revenue, from continuing and discontinued operations	$ 58,167	$ 79,527
AssuredUVS revenue	(176)	(28)
Vertical Markets non-GAAP net revenue	$ 57,991	$ 79,499

Trailing 12 Months GAAP to Non-GAAP Server OEM Reconciliation ($K)

dot HILL®

	Q3'12 – Q2'13	Q3'13 - Q2'14
Server OEM non-GAAP net revenue	$ 132,506	$ 130,416
Server OEM GAAP gross profit from continuing operations	$ 27,651	$ 31,795
Server OEM GAAP gross margin % from continuing operations	*21.4%*	*24.8%*
Stock-based compensation	350	214
Severance costs	64	61
Power supply component failures	(776)	69
Long-term software contract royalties	3,092	2,084
Long-term software contract costs	3,230	418
Intangible asset amortization	245	-
Issuance of warrant to customer	-	-
Other COGS adjustment	3	-
Server OEM non-GAAP gross profit	$ 33,859	$ 34,641
Server OEM non-GAAP gross margin %	*25.6%*	*26.6%*
Server OEM GAAP sales and marketing expenses from continuing operations	$ 1,961	$ 2,085
Server OEM GAAP sales and marketing contribution margin from continuing operations	25,690	29,710
Server OEM GAAP contribution % from continuing operations	*19.9%*	*23.2%*
Stock-based compensation	(74)	(63)
Severance costs	(2)	(10)
Other marketing adjustment	-	-
Server OEM non-GAAP selling and marketing expenses	1,885	2,012
Server OEM non-GAAP contribution margin	$ 31,974	$ 32,629
Server OEM non-GAAP contribution margin %	*24.1%*	*25.0%*

Trailing 12 Months GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	Q3'12 – Q2'13	Q3'13 - Q2'14
Vertical Markets non-GAAP net revenue	$ 57,991	$ 79,499
Vertical Markets GAAP gross profit from continuing operations	$ 23,941	$ 34,116
Vertical Markets GAAP gross margin % from continuing operations	*41.3%*	*42.9%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	(164)	28
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 23,777	$ 34,144
Vertical Markets GAAP gross margin % from continuing and discontinued operations	*40.9%*	*42.9%*
Stock-based compensation	108	100
Severance costs	21	31
AssuredUVS revenue	(176)	(28)
AssuredUVS expenses	338	-
Other COGS adjustment	(2)	-
Vertical Markets non-GAAP gross profit	$ 24,066	$ 34,247
Vertical Markets non-GAAP gross margin %	*41.5%*	*43.1%*
Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 9,200	$ 9,411
Vertical Markets GAAP sales & mktg. contribution margin from continuing operations	$ 14,741	$ 24,705
Vertical Markets GAAP contribution % from continuing operations	*25.4%*	*31.1%*
Vertical Markets GAAP sales & mktg expenses from continuing and discontinued ops.	$ 9,200	$ 9,411
Stock-based compensation	(162)	(135)
Severance costs	(5)	(21)
Vertical Markets non-GAAP sales and marketing expenses	$ 9,033	$ 9,255
Vertical Markets non-GAAP contribution margin	$ 15,033	$ 24,992
Vertical Markets non-GAAP contribution margin %	*25.9%*	*31.4%*

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30 YEARS